UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2020

Rivulet Media, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296
 (Address of Principal Executive Offices) (Zip Code)

(480) 225-4052
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Mistress Movie LLC (“Mistress Movie”), a wholly owned subsidiary of Rivulet Films, Inc., a wholly owned subsidiary of Rivulet Media, Inc. (the “Company”), executed a Promissory Note dated December 15, 2020, payable Cross Entertainment, L.L.C. (“Cross Entertainment”), as lender, pursuant to which Mistress Movie borrowed $60,000. Mistress Movie executed a Promissory Note dated December 17, 2020, payable Cross Entertainment, as lender, pursuant to which Mistress Movie borrowed $25,000. Mistress Movie executed a Promissory Note dated December 21, 2020, payable Cross Entertainment, as lender, pursuant to which Mistress Movie borrowed $50,000. Mistress Movie executed a Promissory Note dated December 23, 2020, payable Cross Entertainment, as lender, pursuant to which Mistress Movie borrowed $25,000. Mistress Movie executed a Promissory Note dated December 24, 2020, payable Cross Entertainment, as lender, pursuant to which Mistress Movie borrowed $5,000. Mistress Movie executed a Promissory Note dated December 26, 2020, payable Cross Entertainment, as lender, pursuant to which Mistress Movie borrowed $5,000. Each of the foregoing notes matures on February 28, 2021, bears no interest, is unsecured, and the unpaid principal may be accelerated upon an event of default as defined thereunder.

Michael Witherill is the Manager of Mistress Movie and is the Company’s President and CFO and a director of the Company. Mr. Witherill is also the member and manager of Cross Entertainment.

The descriptions of the promissory notes are only summaries of the material terms of the notes, do not purport to be a complete description of the notes, and are qualified in their entirety by reference to the form of note, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 with respect to the Promissory Note executed by Mistress Movie is incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 26, 2021, the Company and Michael Witherill entered into an Amendment (the “Amendment”) to his Employment Agreement dated August 12, 2020. The Amendment modifies Mr. Witherill’s Employment Agreement to permit him, during his employment under the Employment Agreement, to serve as an officer and director of Chee Corp., a Nevada corporation. The Amendment is effective as of September 18, 2020.

The description of the Amendment is only a summary of the material terms of the Amendment, does not purport to be a complete description of the Amendment, and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the description of the Amendment is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Promissory Note.

10.2	Amendment to Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2021

Rivulet Media, Inc., a Delaware corporation

By:	/s/ Michael Witherill
Michael Witherill, President and CFO

3